Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), I, Jason Coloma, Ph.D., Chief Executive Officer of Maze Therapeutics Inc. (the “Company”), hereby certify that:

1.
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Exchange Act; and
2.
The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2025

By:	/s/ Jason Coloma
Jason Coloma, Ph.D.
Chief Executive Officer (Principal Executive and Principal Financial Officer)